UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

BEAMZ INTERACTIVE, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒ No fee required

☐ Fee computed in table below per Exchange Act Rule 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies: _____________

(2) Aggregate number of securities to which transaction applies: _____________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:_____________

(4) Proposed maximum aggregate value of transaction: _____________

(5) Total fee paid: _____________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No:

(3) Filing Party:

(4) Date Filed:

INFORMATION STATEMENT

BEAMZ INTERACTIVE, INC.
15354 N. 83rd Way, Suite 101
Scottsdale, Arizona 85260

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

The date of this Information Statement is [_______________], 2014.

General Information

This Information Statement is furnished by the Board of Directors of Beamz Interactive, Inc., a Delaware corporation (the “Company”), to the holders of record at the close of business on October 21, 2014  (the “Record Date”), of the Company’s outstanding common stock, par value $0.001 per share (“Common Stock”) and preferred stock, par value $0.001 per share (“Preferred Stock”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

THE COMPANY IS NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement informs stockholders of the Company of actions taken and approved by written consent dated October 21, 2014, by the holders of approximately 59.35% of the issued and outstanding voting securities of the Company.  The only item approved by that written consent was the following:

(1)           The adoption of the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) substantially in the form attached hereto as Exhibit A, which, among other things, increases the number of authorized shares of Common Stock from 100,000,000 to 250,000,000.

The foregoing action is referred to herein as the “Action.”

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT
ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Under Section 228 of the Delaware General Corporation Law (“DGCL”), any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the approval of the Action must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.  The stockholders of record as of the Record Date are being furnished copies of this Information Statement, which is being mailed to such stockholders commencing on or about [_______________].

Accordingly, all necessary corporate approvals in connection with the Action have been obtained.  Pursuant to Rule 14c-2 under the Exchange Act the Action will not be effective until on or about [_______________], or twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and mailed to the stockholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

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Our mailing address at our principal executive offices is 15354 N. 83rd Way, Suite 101, Scottsdale, Arizona 85260. Our telephone number is (480) 424-2053.

DISSENTERS’ RIGHTS OF APPRAISAL.

Stockholders do not have any dissenters’ or appraisal rights in connection with the Action.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

No officer, director or principal stockholder has a substantial or material interest in the favorable outcome of this Action other than as discussed herein.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

At the time of the stockholder approval of the Action our issued and outstanding voting securities were shares of our Common Stock and Series D Convertible Preferred Stock.  As of the Record Date, there were 55,093,411 shares of our Common Stock and 796,039 shares of our Series D Convertible Preferred Stock issued and outstanding.  Each share of Common Stock is entitled to one vote, and each holder of Preferred Stock is entitled to that number of votes equal to the number of whole shares of Common Stock that such holder’s shares of Preferred Stock could be converted as of the record date for the determination of stockholders entitled to vote on such matter, on all matters submitted to the holders of our Common Stock for their approval.  The written consents of the holders of a majority of the outstanding shares of our Common Stock were necessary to authorize the Action described herein.

           The following table sets forth certain information with respect to the beneficial ownership of the Common Stock and Preferred Stock as of the Record Date, for: (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executive Officers, and (iv) all directors and executive officers as a group.

	Common Stock		Preferred Stock
	Number of		Number of
	Shares	Beneficial	Shares	Beneficial
	Beneficially	Ownership	Beneficially	Ownership
Name (1)	Owned	Percentage (2)	Owned	Percentage (2)
5% Stockholders
New Vistas Investment Corp. (3)	4,829,389	8.59%	97,796	12.29%
CJMO, LLC (4)	2,168,643	3.85%	121,532	15.27%
Bob Flowers (5)	2,703,393	4.83%	85,646	10.76%
TM 07 Investments, LLC (6)	14,036,487	23.73%	35,256	4.43%
CRM 008 Trust (7)	9,379,507	15.85%	6,810	0.86%

Directors and Named Executive Officers
Charles R. Mollo (8)	30,722,858	46.69%	262,701	33.00%
Jeff Doss (9)	622,064	1.12%	24,153	3.03%
Gerald H. Riopelle (10)	617,409	1.12%	16,590	2.08%
Al Ingallinera (11)	1,129,717	2.04%	24,230	3.04%
Jeffrey R. Harris (12)	6,058,940	10.70%	139,135	17.48%
Joan Brubacher (13)	2,367,826	4.29%	3,018	0.38%

All directors and executive officers as a group (8 persons)	36,689,425	55.84%	457,677	46.74%

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(1)	The address of each officer, director and 5% stockholder listed below is c/o Beamz Interactive, Inc., 15354 North 83rd Way Suite 101, Scottsdale, AZ 85260.
(2)
Beneficial ownership is calculated in accordance with SEC rules and regulations. For the purpose of computing the percentage ownership of each beneficial owner, any securities that were not outstanding but that were subject to options, warrants, rights or conversion privileges held by such beneficial owner exercisable within 60 days were deemed to be outstanding in determining the percentage owned by such person, but were not deemed outstanding in determining the percentage owned by any other person.

(3)
Includes 977,958 shares issuable upon conversion of shares of Series D Convertible Preferred Stock, as well as 150,000 shares issuable upon exercise of warrants.  Mr. Mollo, our CEO and Chairman, serves as the trustee of trusts owning a total of 73.36% of the issued and outstanding stock of New Vistas Investment Corp., and Mr. Harris, a member of our Board, owns 24.13% of the issued and outstanding stock of New Vistas Investment Corp. and serves as the President of New Vistas Investment Corp.

(4)	Includes 1,215,322 shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock. Mr. Mollo serves as a manager of CJMO, LLC.
(5)	Includes 856,461 shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock, as well as 15,035 shares of Common Stock issuable upon exercise of warrants.
(6)
Includes 352,562 shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock, as well as 750 shares of Common Stock issuable upon the exercise of stock options and 3,700,000 shares of Common Stock issuable upon the exercise of stock warrants.  Mr. Mollo serves as a trustee of trusts owning 100% of the membership interests of TM07 Investments, LLC, and also serves as a manager of TM07 Investments, LLC.

(7)
Includes 68,100 shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock as well as 4,031,288 shares issuable upon exercise of warrants.  Mr. Mollo serves as a trustee of CRM 008 Trust.

(8)
Includes all shares beneficially owned by the following entities over which Mr. Mollo may be deemed to exercise voting or dispositive control: New Vistas Investment Corp. (see footnote (3) above), CJMO, LLC (see footnote (4) above), TM 07 Investments, LLC (see footnote (6) above), CRM 008 Trust (see footnote (7) above), and La Luz LLC. Includes (i) 106,021 shares of Common Stock (including 12,306 shares issuable upon conversion of shares of Series D Convertible Preferred Stock) beneficially owned by JLM 008 Trust for which Mr. Mollo disclaims beneficial ownership, (ii) 750 shares of Common Stock issuable upon the exercise of options held by TM 07 Investments, LLC,  (iii) 4,031,288 shares of Common Stock issuable upon the exercise of warrants held by CRM 008 Trust, (iv) 150,000 shares of Common Stock issuable upon the exercise of warrants held by New Vistas Investment Corp., (v) 3,700,000 shares issuable upon the exercise of warrants held by TM07 Investments, LLC, and (vi) 202,055 shares of Common Stock issuable upon the exercise of warrants held by CRM Revocable Trust.

(9)
Includes 84,802 shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock, as well as 339,476 shares of Common Stock (including 156,732 shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock) beneficially owned by Hotwire Development, LLC, over which Mr. Doss may be deemed to exercise voting or dispositive control.

(10)	Includes 165,900 shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock.
(11)
Includes 242,299 shares issuable upon conversion of shares of Series D Convertible Preferred Stock owned by Evolution Marketing, Inc., over which Mr. Ingallinera may be deemed to exercise voting or dispositive control, as well as 74,000 shares of Common Stock issuable upon exercise of warrants.

(12)
Includes all shares beneficially owned by New Vistas Investment Corp. (see footnote (3) above) over which Mr. Harris may be deemed to exercise voting or dispositive control.  Also includes 165,000 shares of Common Stock issuable upon exercise of warrants and 150,000 shares of Common Stock issuable upon the exercise of warrants held by New Vistas Investment Corp.

(13)
Includes 30,180 shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock as well as 577,500 shares of Common Stock (including 37,500 shares of Common Stock issuable upon exercise of warrants) beneficially owned by Highland Consulting, Inc., over which Ms.  may be deemed to exercise voting or dispositive control..

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To our knowledge, there exists no arrangement, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control.

MATTER ONE

THE APPROVAL OF THE COMPANY’S FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

On October 21, 2014, our Board of Directors approved the adoption of our Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), which, among other things, authorizes the increase in the total authorized capital stock of the Company from 110,000,000 to 260,000,000, and increases the number of authorized shares of our Common Stock from 100,000,000 to 250,000,000.  (The number of shares of Preferred Stock authorized for issuance remains at 10,000,000.)  On the Record Date, that amendment was approved by the written consents of the holders of approximately 59.35% of the issued and outstanding voting securities of the Company.  No further action of our stockholders is required to approve the adoption of the Certificate of Incorporation.  You are hereby being provided with notice of the approval of such amendment by less than unanimous written consent of our stockholders.  The form of the Certificate of Incorporation is attached to this Information Statement as Exhibit A.

The additional shares of common stock authorized under the Certificate of Incorporation have rights identical to the currently outstanding common stock of the Company. Future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders. The Board of Directors does not presently intend to seek further stockholder approval of any particular issuance of shares unless such approval is required by applicable law.

Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders we intend to take all other required actions to complete the adoption of the Certificate of Incorporation consistent with the foregoing.

We are currently authorized by our Certificate of Incorporation to issue 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.  As of the Record Date, there were 55,093,411 shares of our Common Stock and 796,039 shares of our Preferred Stock issued and outstanding.  As of the Record Date there were a total of 21,937,005 shares of Common Stock issuable upon exercise of outstanding warrants and 7,960,391 shares of Common Stock issuable upon the conversion of shares of Preferred Stock (together, the “Outstanding Issuable Securities”).

Rationale for Proposal

In connection with the ongoing operation of our business we will likely be required to issue shares of our Common Stock, options, awards and warrants in connection with employee benefit and incentive plans and employment arrangements, for financing our future operations, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits.  Other than issuances with respect to the transactions described above, no specific issuances are currently anticipated; however, to the extent such issuances occur, they will result in dilution to our current stockholders. Our Board of Directors believes it is in the Company’s best interests and the best interests of our stockholders to increase the number of authorized shares of our Common Stock to provide a sufficient number of authorized shares to allow for transactions such as those described above and such other purposes as our Board of Directors determines.

The increase in the number of authorized shares of our Common Stock to a level that continues to provide a meaningful number of authorized but unreserved shares will permit our Board of Directors to issue additional shares of our Common Stock without further approval of our stockholders, and our Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of additional shares of our Common Stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

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Although from time to time we review various transactions that could result in the issuance of shares of our Common Stock, we have not reviewed any specific transaction to date that we presently anticipate will result in a further issuance of shares of our Common Stock except as described above.

Our Certificate of Incorporation does not provide that stockholders have a right to cumulate votes for the election of directors or for any other purpose. When allowed, cumulative voting may allow a minority stockholder or group of stockholders to elect at least one member of a corporation’s board. As such, the lack of a provision for cumulative voting in our Certificate of Incorporation may have the effect of impeding the efforts of a stockholder or group of stockholders attempting to gain board representation.

Other than the provisions noted above, we do not have in place provisions which may have an anti-takeover effect. The increase in the number of authorized shares of our Common Stock to provide a sufficient number of authorized but unreserved shares to allow for the issuance of shares of our Common Stock under various scenarios may be construed as having an anti-takeover effect by permitting the issuance of shares of our Common Stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our certificate of incorporation or bylaws.  The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The holders of our Common Stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our Common Stock are entitled to receive dividends when, as, and if declared by our Board of Directors out of funds legally available therefore.  We do not intend to declare and pay dividends in the near future.  In the event of our liquidation, dissolution or winding up, the holders of the shares of our Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over our Common Stock.  Holders of shares of our Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our Common Stock.

AVAILABLE INFORMATION

We are required to file annual, quarterly and current reports, and other information with the SEC. You may read and copy any document which we have filed at the SEC’s public reference room at:

Securities and Exchange Commission
Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549

You may also obtain copies of this information by mail from the Public Reference Section of the SEC at prescribed rates.  Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

ADDITIONAL INFORMATION

We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to us at:

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BEAMZ INTERACTIVE, INC.
15354 N. 83rd Way, Suite 101
Scottsdale, Arizona 85260
Attention: Chief Financial Officer

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EXHIBIT A

FIFTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF BEAMZ INTERACTIVE, INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

The undersigned, acting in his capacity as President of Beamz Interactive, Inc., a corporation organized and existing under the General Corporation Law of the state of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Beamz Interactive, Inc.  The Corporation’s Certificate of Incorporation was originally filed with the Secretary of State of the state of Delaware on May 25, 2001, under the name Human Beams, Inc.  A Certificate of Amendment to the Corporation’s Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on July 9, 2001 to change the name of the Corporation to HumanBeams, Inc.  The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on July 11, 2003.  A Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on February 26, 2004, a Second Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on November 15, 2004, a Third Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on March 16, 2005, and a Fourth Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on November 29, 2005.  The Corporation’s Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on December 18, 2007.  A Certificate of Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on April 4, 2008.  The Corporation’s Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on January 27, 2009.  A Certificate of Correction to the Corporation’s Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on March 2, 2009.  The First Certificate of Amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on January 27, 2010.  The Corporation’s Fourth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on May 18, 2011.  The First Certificate of Amendment to the Corporation’s Fourth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on April 17, 2012.  The Second Certificate of Amendment to the Corporation’s Fourth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the state of Delaware on July 15, 2014.

2. The undersigned hereby certifies, attests, and serves notice that the text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

Name

The name of the Corporation is Beamz Interactive, Inc.

ARTICLE II

Purposes

The Corporation is formed to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the state of Delaware, as the same exists or may hereafter be amended (the “DGCL”).

ARTICLE III

Registered Agent and Office

The name of the Corporation’s registered agent is National Corporate Research, Ltd.  The address of the registered agent of the Corporation is 615 South DuPont High, City of Dover, County of Kent, State of Delaware 19901.

ARTICLE IV

Capital Stock

The Corporation shall have authority to issue a total of two hundred sixty million (260,000,000) shares, consisting of (i) two hundred fifty million (250,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and (ii) ten million (10,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”), of which: (A) thirty thousand (30,000) shares of Preferred Stock have been designated as Series A Convertible Preferred Stock; (B) one thousand (1,000) shares of Preferred Stock have been designated as Series A-1 Convertible Preferred Stock; (C) sixty thousand (60,000) shares of Preferred Stock have been designated as Series B Convertible Preferred Stock; (D) four million four hundred thousand (4,400,000) shares of Preferred Stock have been designated as Series C Convertible Preferred Stock; and (E) one million three hundred thousand (1,300,000) shares of Preferred Stock have been designated as Series D Convertible Preferred Stock.  This Article IV contains a description of the Preferred Stock and a statement of the designations and the powers, privileges, and rights, and the qualifications, limitations, or restrictions thereof, of the Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock.

Common Stock

A. General.  The voting, dividend, and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers, and preferences of the holders of the Preferred Stock.

B. Voting Rights.  Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the books of the Corporation.  Except as otherwise required by law or this Article IV or any stockholders’ agreement to which the Corporation and its stockholders may be party, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote (including any action by written consent), with the holders of Preferred Stock voting on an “as converted basis” as provided in subsection IV.B.4. below. Any provision of this Fifth Amended and Restated Certificate of Incorporation of the Corporation may be amended by the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock, voting as a single class, with the holders of Preferred Stock voting on an “as converted basis” as provided in subsection IV.B.4. below.

C. Dividends.  Subject to provisions of law and this Article IV, the holders of Common Stock shall be entitled to receive dividends out of funds legally available therefor at such times and in such amounts as the Board of Directors may determine in its sole discretion.

D. Liquidation.  Subject to provisions of law and this Article IV, upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, after the payment or provisions for payment of all debts and liabilities of the Corporation and all preferential amounts to which the holders of the Preferred Stock are entitled with respect to the distribution of assets in liquidation, the remaining assets of the Corporation, if any, shall be distributed among the holders of Convertible Preferred Stock and Common Stock on a pro-rata basis (for purposes thereof, shares of Convertible Preferred Stock will be on an “as converted basis”, rounded up to the closest number of whole shares of Common Stock).

Preferred Stock

A. General.

1. Issuance of Preferred Stock in Classes or Series.  The Preferred Stock of the Corporation may be issued in one or more classes or series at such time or times and for such consideration as the Board of Directors of the Corporation (the “Board”) may determine.  Each class or series shall be so designated as to distinguish the shares thereof from the shares of all other classes and series.  Except as to the relative designations, preferences, powers, qualifications, rights, and privileges referred to in this Article IV, in respect of any or all of which there may be variations between different classes or series of Preferred Stock, all shares of Preferred Stock shall be identical.  Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless otherwise specifically set forth herein.

2. Authority to Establish Variations Between Classes or Series of Preferred Stock.  The Board is expressly authorized, subject to the limitations prescribed by law and the provisions of this Fifth Amended and Restated Certificate of Incorporation and any stockholders’ agreement to which the Corporation and its stockholders may be party, to provide, by adopting a resolution or resolutions, for the issuance of the undesignated Preferred Stock in one or more classes or series, each with such designations, preferences, voting powers, qualifications, special or relative rights, and privileges as shall be stated in a Certificate of Amendment to this Fifth Amended and Restated Certificate of Incorporation, which shall be filed in accordance with the DGCL and the resolutions of the Board creating such class or series.  The authority of the Board with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

(a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms, and manner of such redemption;

(d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation;

(e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f) the obligation, if any, of the Corporation to retire, redeem, or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g) voting rights, if any, including special voting rights with respect to the election of directors and matters adversely affecting any class or series of Preferred Stock;

(h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i) such other preferences, powers, qualifications, special or relative rights, and privileges thereof as the Board, acting in accordance with this Fifth Amended and Restated Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Fifth Amended and Restated Certificate of Incorporation.

B. Description and Designation of Convertible Preferred Stock.

1. Designation.  A total of: (i) thirty thousand (30,000) shares of the Corporation’s Preferred Stock shall be designated as “Series A Convertible Preferred Stock”; (ii) one thousand (1,000) shares of the Corporation’s Preferred Stock shall be designated as “Series A-1 Convertible Preferred Stock”; (iii) sixty thousand (60,000) shares of the Corporation’s Preferred Stock shall be designated as “Series B Convertible Preferred Stock”, (iv) four million four hundred thousand (4,400,000) shares of the Corporation’s Preferred Stock shall be designated as “Series C Convertible Preferred Stock”; and (iv) one million three hundred thousand (1,300,000) shares of the Corporation’s Preferred Stock shall be designated as

“Series D Convertible Preferred Stock.  As used herein, (i) the term “Convertible Preferred Stock” used without references to the Series A Convertible Preferred Stock, the Series A-1 Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock or the Series D Convertible Preferred Stock means collectively the shares of Series A Convertible Preferred Stock, the shares of Series A-1 Convertible Preferred Stock, the shares of Series B Convertible Preferred Stock the shares of Series C Convertible Preferred Stock and the shares of Series D Convertible Preferred Stock share for share alike and without distinction as to series, and (ii) the term “Preferred Stock” used without references to any of the Convertible Preferred Stock means the shares of Convertible Preferred Stock and the shares of any and all other series of authorized Preferred Stock of the Corporation issued and designated from time to time by a resolution or resolutions of the Board, share for share alike and without distinction as to class or series, in each case except as otherwise expressly provided for in this Article IV or as the context otherwise requires.

2. Dividends.  Any dividends or similar distributions made by the Corporation shall be distributed among the holders of Convertible Preferred Stock and Common Stock on a pro-rata basis, with such distribution to the holders of Convertible Preferred Stock as would have been payable had each such share been converted to Common Stock immediately prior to such distribution.

3. Liquidation, Dissolution, or Winding Up.

(a) Treatment of Series D Convertible Preferred Stock at Sale, Liquidation, Dissolution, or Winding Up.  In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series D Convertible Preferred Stock shall be entitled to be paid, prior and in preference to any distribution or payment of any of the assets or surplus funds of the Corporation to any holders of any shares of Series C Convertible Preferred Stock, Series B Convertible Preferred Stock, Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, Common Stock, or any other class or series of capital stock of the Corporation designated to be junior to the Series D Convertible Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated to be senior to, or on a parity with, the Series D Convertible Preferred Stock, out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock, whether such assets are capital, surplus, or earnings, an amount equal to $10.00 per share of Series D Convertible Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving the Series D Convertible Preferred Stock) plus any dividends accrued or declared but unpaid on such shares (such amount, as so determined, is referred to herein as the “Series D Liquidation Value” with respect to such shares).  In lieu of the foregoing, the holders of shares of Series D Convertible Preferred Stock shall have the option, upon notice to the Corporation, to convert their Series D Convertible Preferred Stock to Common Stock of the Corporation at the conversion rate in effect immediately prior to the event of liquidation, dissolution, or winding up of the Corporation. If upon any liquidation, dissolution, or winding up the assets or surplus funds of the Corporation to be distributed to the holders of shares of Series D Convertible Preferred Stock and any other then-outstanding shares of the Corporation’s capital stock ranking on parity with respect to payment on liquidation with the Series D Convertible Preferred Stock (such shares being referred to herein as the “Series D Parity Stock”) shall be insufficient to permit payment to such respective holders of the full Series D Liquidation Value and all other preferential amounts payable with respect to the Series D Convertible Preferred Stock and such Series D Parity Stock, then the assets available for payment or distribution to such holders shall be allocated among the holders of the Series D Convertible Preferred Stock and such Series D Parity Stock, pro rata, in proportion to the full respective preferential amounts to which the Series D Convertible Preferred Stock and such Series D Parity Stock are each entitled.

(b)  Treatment of Series C Convertible Preferred Stock at Sale, Liquidation, Dissolution, or Winding Up.  Upon the completion of the distribution contemplated pursuant to Section 3(a) above, if assets remain in the Corporation, the holders of shares of Series C Convertible Preferred Stock shall be entitled to be paid, prior and in preference to any distribution or payment of any of the assets or surplus funds of the Corporation to any holders of any shares of Series B Convertible Preferred Stock, Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, Common Stock, or any other class or series of capital stock of the Corporation designated to be junior to the Series C Convertible Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated to be senior to, or on a parity with, the Series C Convertible Preferred Stock, out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock, whether such assets are capital, surplus, or earnings, an amount equal to $0.7122 per share of Series C Convertible Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving the Series C Convertible Preferred Stock) plus any dividends accrued or declared but unpaid on such shares (such amount, as so determined, is referred to herein as the “Series C Liquidation Value” with respect to such shares).  In lieu of the foregoing, the holders of shares of Series C Convertible Preferred Stock shall have the option, upon notice to the Corporation, to convert their Series C Convertible Preferred Stock to Common Stock of the Corporation at the conversion rate in effect immediately prior to the event of liquidation, dissolution, or winding up of the Corporation. If upon any liquidation, dissolution, or winding up the assets or surplus funds of the Corporation to be distributed to the holders of shares of Series C Convertible Preferred Stock and any other then-outstanding shares of the Corporation’s capital stock ranking on parity with respect to payment on liquidation with the Series C Convertible Preferred Stock (such shares being referred to herein as the “Series C Parity Stock”) shall be insufficient to permit payment to such respective holders of the full Series C Liquidation Value and all other preferential amounts payable with respect to the Series C Convertible Preferred Stock and such Series C Parity Stock, then the assets available for payment or distribution to such holders shall be allocated among the holders of the Series C Convertible Preferred Stock and such Series C Parity Stock, pro rata, in proportion to the full respective preferential amounts to which the Series C Convertible Preferred Stock and such Series C Parity Stock are each entitled.

(c) Treatment of Series B Convertible Preferred Stock at Sale, Liquidation, Dissolution, or Winding Up.  Upon the completion of the distributions contemplated pursuant to Sections 3(a) and Section 3(b) above, if assets remain in the Corporation, the holders of shares of Series B Convertible Preferred Stock shall be entitled to be paid, prior and in preference to any distribution or payment of any of the assets or surplus funds of the Corporation to any holders of any shares of Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, Common Stock, or any other class or series of capital stock of the Corporation designated to be junior to the Series B Convertible Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated to be senior to, or on a parity with, the Series B Convertible Preferred Stock, out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock, whether such assets are capital, surplus, or earnings, an amount equal to $109.848 per share of Series B Convertible Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving the Series B Convertible Preferred Stock) plus any dividends accrued or declared but unpaid on such shares (such amount, as so determined, is referred to herein as the “Series B Liquidation Value” with respect to such shares).  In lieu of the foregoing, the holders of shares of Series B Convertible Preferred Stock shall have the option, upon notice to the Corporation, to convert their Series B Convertible Preferred Stock to Common Stock of the Corporation at the conversion rate in effect immediately prior to the event of liquidation, dissolution, or winding up of the Corporation. If upon any liquidation, dissolution, or winding up the assets or surplus funds of the Corporation to be distributed to the holders of shares of Series B Convertible Preferred Stock and any other then-outstanding shares of the Corporation’s capital stock ranking on parity with respect to payment on liquidation with the Series B Convertible Preferred Stock (such shares being referred to herein as the “Series B Parity Stock”) shall be insufficient to permit payment to such respective holders of the full Series B Liquidation Value and all other preferential amounts payable with respect to the Series B Convertible Preferred Stock and such Series B Parity Stock, then the assets available for payment or distribution to such holders shall be allocated among the holders of the Series B Convertible Preferred Stock and such Series B Parity Stock, pro rata, in proportion to the full respective preferential amounts to which the Series B Convertible Preferred Stock and such Series B Parity Stock are each entitled.

(d) Treatment of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock at Sale, Liquidation, Dissolution, or Winding Up.  Upon the completion of the distributions contemplated pursuant to Section 3(a), Section 3(b) and Section 3(c) above, if assets remain in the Corporation, the holders of shares of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock shall be entitled to be paid, prior and in preference to any distribution or payment of any of the assets or surplus funds of the Corporation to any holders of any shares of Common Stock or any other class or series of capital stock of the Corporation designated to be junior to the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated to be senior to, or on a parity with, the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock, out of the assets of the Corporation available for distribution to holders of the Corporation’s capital stock, whether such assets are capital, surplus, or earnings, an amount equal to (i) $50.00 per share of Series A Convertible Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving the Series A Convertible Preferred Stock) plus any dividends accrued or declared but unpaid on such shares (such amount, as so determined, is referred to herein as the “Series A Liquidation Value” with respect to such shares); and (ii) $100.00 per share of Series A-1 Convertible Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event involving the Series A-1 Convertible Preferred Stock) plus any dividends accrued or declared but unpaid on such shares (such amount, as so determined, is referred to herein as the “Series A-1 Liquidation Value” with respect to such shares).  If upon any liquidation, dissolution, or winding up the assets or surplus funds of the Corporation to be distributed to the holders of shares of Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, and any other then-outstanding shares of the Corporation’s capital stock ranking on parity with respect to payment on liquidation with the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock (such shares being referred to herein as the “Series A Parity Stock”) shall be insufficient to permit payment to such respective holders of the full Series A Liquidation Value, Series A-1 Liquidation Value, and all other preferential amounts payable with respect to the Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, and such Series A Parity Stock, then the assets available for payment or distribution to such holders shall be allocated among the holders of the Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, and such Series A Parity Stock, pro rata, in proportion to the full respective preferential amounts to which the Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, and such Series A Parity Stock are each entitled.

(e) Subsequent Participation.  Upon completion of the distribution contemplated pursuant to Section 3(d) above, the remaining assets, if any, shall be distributed among the holders of Convertible Preferred Stock and Common Stock on a pro-rata basis (for purposes thereof, shares of Convertible Preferred Stock will be on an “as converted basis”, rounded up to the closest number of whole shares of common Stock).

(f) Certain Transactions Treated as Liquidation.  For purposes of this Section 3, (i) any acquisition of the Corporation or a subsidiary by means of merger or other form of corporate reorganization or consolidation with or into another corporation in which outstanding shares of the Corporation, including shares of Convertible Preferred Stock, are converted into or exchanged for securities or other consideration issued, or caused to be issued, by the other corporation or its subsidiary and, as a result of which transaction, the stockholders of the Corporation own 50% or less of the voting power of the surviving entity (other than a mere re-incorporation transaction), or (ii) a sale, transfer, lease, exclusive license, or other disposition (other than a pledge or grant of a security interest to a bona fide lender) of all or substantially all of the assets of the Corporation or a subsidiary of the Corporation (other than to or by a wholly-owned subsidiary or parent of the Corporation (each a “Liquidation Event”), shall be treated as a liquidation, dissolution, or winding up of the Corporation and shall entitle the holders of Convertible Preferred Stock to receive the amount that would be received in a liquidation, dissolution, or winding up pursuant to Section 3(a), Section 3(b), Section 3(c) and Section 3(d) hereof, unless the holders of at least 50% of the then outstanding shares of Series C Convertible Preferred Stock elect otherwise by giving written notice thereof to the Corporation at least three days before the effective date of such event.  The Corporation will provide the holders of Preferred Stock with notice of any liquidation, dissolution, or winding up of the Corporation (including those described in this Section 3(e)) at least 20 days prior to the earlier of the vote relating to such transaction or the closing of such transaction.

(g) Distributions of Property.  Whenever the distribution provided for in this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board, unless the holders of 50% or more of the then outstanding shares of Convertible Preferred Stock request, in writing, that an independent appraiser perform such valuation, then by an independent appraiser selected by the Board and reasonably acceptable to 50% or more of the holders of Convertible Preferred Stock.

(h) Effecting a Liquidation Event. The Corporation shall not have the power to effect a Liquidation Event referred to in Section 3(f)(i) unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with this Section 3.

4. Voting Power.  Except as otherwise required by law or this Article IV or any stockholders’ agreement to which the Corporation and its stockholders may be party, the holders of Common Stock and the holders of Preferred Stock shall vote together as a single class on all matters submitted to stockholders for a vote (including any action by written consent). Each holder of Preferred Stock shall be entitled to that number of votes equal to the number of whole shares of Common Stock that such holder’s shares of Preferred Stock could then be converted, pursuant to the provisions of Section 5 hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number. Any provision of this Fifth Amended and Restated Certificate of Incorporation of the Corporation may be amended by the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock, voting as a single class, with the holders of Preferred Stock voting on an “as converted basis” as provided above.

5. Conversion Rights.  The holders of the Convertible Preferred Stock shall have the following rights with respect to the conversion of such shares into shares of Common Stock:

(a) General.  Subject to and in compliance with the provisions of this Section 5, any or all shares of the Convertible Preferred Stock may, at the option of the holder thereof, be converted at any time into fully-paid and non-assessable shares of Common Stock.  The number of shares of Common Stock to which a holder of Convertible Preferred Stock shall be entitled to receive upon conversion shall be the product obtained by multiplying the Series A Applicable Conversion Rate, the Series A-1 Applicable Conversion Rate, the Series B Applicable Conversion Rate, the Series C Applicable Conversion Rate or the Series D Applicable Conversion Rate (as applicable and determined as provided in Section 5(b)) by the number of shares of Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series D Convertible Preferred Stock being converted at any time.

(b) Applicable Conversion Rate.  The conversion rate in effect at any time for (i) the Series A Convertible Preferred Stock (the “Series A Applicable Conversion Rate”) shall be the quotient obtained by dividing $50.00 by the Series A Applicable Conversion Value, as defined in Section 5(c); (ii) the Series A-1 Convertible Preferred Stock (the “Series A-1 Applicable Conversion Rate”) shall be the quotient obtained by dividing $100.00 by the Series A-1 Applicable Conversion Value, as defined in Section 5(c); (iii) the Series B Convertible Preferred Stock (the “Series B Applicable Conversion Rate”) shall be the quotient obtained by dividing $109.848 by the Series B Applicable Conversion Value, as defined in Section 5(c); (iv) the Series C Convertible Preferred Stock (the “Series C Applicable Conversion Rate”) shall be the quotient obtained by dividing $0.7122 by the Series C Applicable Conversion Value, as defined in Section 5(c); and (v) the Series D Convertible Preferred Stock (the “Series D Applicable Conversion Rate”) shall be the quotient obtained by dividing $100.00 by the Series D Applicable Conversion Value, as defined in Section 5(c).  Initially, the Series A Applicable Conversion Rate, the Series A-1 Applicable Conversion Rate, the Series B Applicable Conversion Rate and the Series C Applicable Conversion Rate shall each be one (1), and each share of Series A Convertible Preferred Stock, each share of Series A-1 Convertible Preferred Stock, each share of Series B Convertible Preferred Stock and each share of Series C Convertible Preferred Stock shall initially be convertible into one (1) share of Common Stock. Initially, the Series D Applicable Conversion Rate shall each be one-tenth, and each share of Series D Convertible Preferred Stock shall initially be convertible into ten (10) shares of Common Stock.

(c) Applicable Conversion Value.  The Series A Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 5(d) hereof, shall be $50.00 with respect to the Series A Convertible Preferred Stock (the “Series A Applicable Conversion Value”).  The Series A-1 Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 5(d) hereof, shall be $100.00 with respect to the Series A-1 Convertible Preferred Stock (the “Series A-1 Applicable Conversion Value”).  The Series B Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 5(d) hereof, shall be $109.848 with respect to the Series B Convertible Preferred Stock (the “Series B Applicable Conversion Value”).  The Series C Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 5(d) hereof, shall be $0.7122 with respect to the Series C Convertible Preferred Stock (the “Series C Applicable Conversion Value”).  The Series D Applicable Conversion Value in effect from time to time, except as adjusted in accordance with Section 5(d) hereof, shall be $10.00 with respect to the Series D Convertible Preferred Stock (the “Series D Applicable Conversion Value”). The Series A Applicable Conversion Value, the Series A-1 Applicable Conversion Value, the Series B Applicable Conversion Value, the Series C Applicable Conversion Value and the Series D Applicable Conversion Value are sometimes individually and collectively referred to herein as the “Applicable Conversion Value” (subject to appropriate adjustment in the event of any stock dividends, stock split, combination, or other similar recapitalization affecting such shares).

(d) Adjustment to Applicable Conversion Value.

(i) (A)           Effect on Applicable Conversion Value Upon Dilutive Issuances of Common Stock or Convertible Securities.  If on or prior to December 31, 2011, the Corporation shall, while there are any shares of Convertible Preferred Stock outstanding, issue or sell shares of its Common Stock (or Common Stock Equivalents, as defined below) without consideration or at a price per share less than the Applicable Conversion Value for one or more series of Convertible Preferred Stock in effect immediately prior to such issuance or sale, then and in such event, the Applicable Conversion Value for each such series of Convertible Preferred Stock, upon each such issuance or sale, except as hereinafter provided, shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Series A Applicable Conversion Value, the Series A-1 Applicable Conversion Value, the Series B Applicable Conversion Value, the Series C Applicable Conversion Value, or the Series D Applicable Conversion Value (as relevant) in effect immediately prior to such calculation by a fraction:

(1) the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock or Common Stock Equivalents (calculated on a fully diluted basis assuming the exercise or conversion of all then exercisable options, warrants, purchase rights, or convertible securities), plus (b) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Corporation for the total number of such additional shares of Common Stock or Common Stock Equivalents so issued would purchase at the relevant Applicable Conversion Value in effect immediately prior to such issuance, and

(2) the denominator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock or Common Stock Equivalents (calculated on a fully diluted basis assuming the exercise or conversion of all then exercisable options, warrants, purchase rights, or convertible securities), plus (b) the number of such additional shares of Common Stock or Common Stock Equivalents so issued.

The provisions of this Section 5(d)(i)(A) may be waived in any instance (without the necessity of convening any meeting of stockholders of the Corporation) upon the written consent of the holders of at least a majority of the outstanding shares of Convertible Preferred Stock.

(B) Effect on Applicable Conversion Value Upon Other Dilutive Issuances of Warrants, Options, and Purchase Rights to Common Stock or Convertible Securities.

(1) For the purposes of this Section 5(d)(i), the issuance of any warrants, options, subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock, or the issuance of any warrants, options, subscription or purchase rights with respect to such convertible or exchangeable securities (collectively, “Common Stock Equivalents”), shall be deemed an issuance of Common Stock with respect to one or more series of Convertible Preferred Stock if the Net Consideration Per Share (as hereinafter determined) which may be received by the Corporation for such Common Stock Equivalents shall be less than the Applicable Conversion Value of such series in effect at the time of such issuance.  Any obligation, agreement, or undertaking to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation, agreement, or undertaking is made or arises.  No adjustment of the Applicable Conversion Value shall be made under this Section 5(d)(i) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion, or exchange of any Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents as above provided.

(2) Should the Net Consideration Per Share of any such Common Stock Equivalents be decreased from time to time, then, upon the effectiveness of each such change, the Applicable Conversion Value will be that which would have been obtained (1) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration Per Share of such securities, and (2) had adjustments made to the Applicable Conversion Value since the date of issuance of such Common Stock Equivalents been made to such Applicable Conversion Value as adjusted pursuant to (1) above.  Any adjustment of the Applicable Conversion Value with respect to this paragraph which relates to Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock Equivalents expire or are cancelled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value in effect at the time of the issuance of the expired or cancelled Common Stock Equivalents, with such additional adjustments as would have been made to the Applicable Conversion Value had the expired or cancelled Common Stock Equivalents not been issued.

(3) For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall be determined as follows:

(a) The “Net Consideration Per Share” shall mean the amount equal to the total amount of consideration, if any, received by the Corporation for the issuance of such Common Stock Equivalents, plus the minimum amount of consideration, if any, payable to the Corporation upon exercise, or conversion or exchange thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such Common Stock Equivalents were exercised, exchanged, or converted.

(b) The “Net Consideration Per Share” which may be received by the Corporation shall be determined in each instance as of the date of issuance of Common Stock Equivalents without giving effect to any possible future upward price adjustments or rate adjustments which may be applicable with respect to such Common Stock Equivalents.

(ii) Stock Dividends for Holders of Capital Stock Other Than Common Stock.  In the event that the Corporation shall make or issue, or shall fix a record date for the determination of holders of any capital stock of the Corporation other than holders of Common Stock entitled to receive a dividend or other distribution payable in Common Stock or securities of the Corporation convertible into or otherwise exchangeable for the Common Stock of the Corporation, then such Common Stock or other securities issued in payment of such dividend shall be deemed to have been issued for a consideration of $0.001, except for (i) dividends payable in shares of Common Stock payable pro rata to holders of Convertible Preferred Stock and to holders of any other class of stock (whether or not paid to holders of any other class of stock), or (ii) with respect to the Convertible Preferred Stock, dividends payable in shares of the applicable series of Convertible Preferred Stock.

(iii) Consideration Other than Cash.  For purposes of Section 5(d)(i), if a part or all of the consideration received by the Corporation in connection with the issuance of shares of Common Stock or the issuance of any of the securities described in Section 5(d)(i) consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board.

(iv) Exceptions to Anti-dilution.  Section 5(d)(i) shall not apply under any of the circumstances which would constitute an Extraordinary Common Stock Event (as described below).  Further, Section 5(d)(i) shall not apply with respect to:

(A) the issuance of shares of Common Stock (or options to purchase such shares of Common Stock) to the Corporation’s officers, directors, employees, consultants, or other service providers pursuant to a plan approved by the Board;

(B) the issuance of shares of Common Stock pursuant to an Extraordinary Common Stock Event, or similar reorganization, recapitalization, reclassification, or otherwise;

(C) the issuance of shares of Common Stock upon the conversion of any shares of Convertible Preferred Stock or upon the exercise of currently outstanding options, warrants, or other securities exercisable for or convertible into capital stock of the Corporation;

(D) the issuance of securities in connection with equipment or debt financing or leases (including securities issued in consideration of guarantees of such financing or leases) provided such issuance and the terms of such issuance have been approved by the Board;

(E) the issuance of securities to vendors, customers, or co-venturers or to other persons in similar commercial or corporate partnering situations with the Corporation provided such issuance and the terms of such issuance have been approved by the Board;

(F) the issuance of any shares of Series D Convertible Preferred Stock as approved by the Board; and

(G) the issuance of any securities issued or issuable in connection with any other transaction approved by the Board and specifically approved by the Board as being an exception to anti-dilution protection; and

(H) the issuance of securities in a Qualified Public Offering (as hereinafter defined) prior to or in connection with which the outstanding shares of Convertible Preferred Stock will be converted into Common Stock.

(v) Extraordinary Common Stock Event.  Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), each Applicable Conversion Value (and all other conversion values set forth in Section 5(d)(i) above) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the relevant Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the relevant Applicable Conversion Value.  Each Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

(A) An “Extraordinary Common Stock Event” shall mean (1) the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding shares of Common Stock, (2) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (3) a combination or reverse stock split of outstanding shares of Common Stock into a smaller number of shares of Common Stock.

(e) Automatic Conversion.

(i) Automatic Conversion Upon Initial Public Offering.  Each share of Convertible Preferred Stock shall automatically be converted into the number of shares of Common Stock into which such shares of Convertible Preferred Stock are then convertible pursuant to this Section 5 immediately upon the closing of an underwritten public offering on a firm commitment basis with a nationally recognized full-service investment bank pursuant to an effective registration statement filed pursuant to the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the Corporation actually receives gross proceeds equal to or greater than $25,000,000 (calculated before deducting underwriting discounts and commissions and before calculation of expenses) at a price per share of not less than $5.00 (following appropriate adjustment in the event of any stock dividends, stock split, combination, or other similar recapitalization affecting such shares) (a "Qualified Public Offering").

(ii) Automatic Conversion upon Vote.  Each share of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock shall automatically be converted into the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock are then convertible pursuant to this Section 5 upon the date specified by vote or written consent or agreement of holders of at least a majority of the shares of Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock, voting together as a single series.  Each share of Series B Convertible Preferred Stock shall automatically be converted into the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock are then convertible pursuant to this Section 5 upon the date specified by vote or written consent or agreement of holders of at least 75% of the shares of Series B Convertible Preferred Stock, voting as a separate series.  Each share of Series C Convertible Preferred Stock shall automatically be converted into the number of shares of Common Stock into which such shares of Series C Convertible Preferred Stock are then convertible pursuant to this Section 5 upon the date specified by vote or written consent or agreement of holders of at least 75% of the shares of Series C Convertible Preferred Stock, voting as a separate series.  Each share of Series D Convertible Preferred Stock shall automatically be converted into the number of shares of Common Stock into which such shares of Series D Convertible Preferred Stock are then convertible pursuant to Section 5 hereof upon the date specified by vote or written consent or agreement of holders of at least 75% of the shares of Series D Convertible Preferred Stock, voting as a separate series.

(iii) Effect of Automatic Conversion.  Upon the occurrence of any of the automatic conversion events specified in this subsection, all shares of Convertible Preferred Stock shall be converted without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

(iv) Surrender of Certificates Upon Automatic Conversion.  Upon the occurrence of the conversion events specified in the preceding paragraphs, the holders of the Convertible Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock.  Thereupon, there shall be issued and delivered to such holder a certificate or certificates for the number of shares of Common Stock into which the shares of Convertible Preferred Stock so surrendered were convertible on the date on which such conversion occurred.  The Corporation shall not be obligated to issue such certificates unless certificates evidencing the shares of Convertible Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

(f) Dividends.

(i) Holders of shares of Series D Convertible Preferred Stock will be entitled to receive dividends at the rate of $0.60 per annum, prior to payment of any dividend on the Common Stock, Series A Convertible Preferred Stock, Series A-1 Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or any other class or series of capital stock of the Company ranking junior to the Series D Preferred Stock with respect to the payment of dividends.  Dividends will be payable in four (4) equal installments on the first day of each calendar quarter (prorated for any holder on the basis of the number of days in such calendar quarter that the shares of Series D Convertible Preferred Stock were issued and outstanding), with such dividends being paid in cash or in shares of Common Stock, at the election of the Board of Directors of the Company (the “Board”).  If any dividends are paid in shares of Common Stock, the issuance price per share of Common Stock shall be deemed to be the fair market value of a share of Common Stock as of the first day of such calendar quarter, as determined in good faith by the Board.

(ii) Except for the dividends on the Series D Preferred Stock provided for in subsection (i) above, the Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation unless the holders of a majority of the issued and outstanding shares of Series D Convertible Preferred have consented in writing to such dividends. In the event that the holders of Series D Convertible Preferred Stock approve any other dividend as provided above in this subsection (ii), the holders of shares of shares of Convertible Preferred Stock shall participate on an “as converted” basis with the holders of Common Stock with respect to the payment of any such dividend by the Corporation.

(iii) In the event the Corporation shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution (other than a distribution in liquidation or other distribution otherwise provided for herein) with respect to the Common Stock payable in (i) securities of the Corporation other than shares of Common Stock, or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Convertible Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Corporation which they would have received had their Convertible Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the Conversion Date (as that term is hereafter defined in Section 5(j)), retained such securities or such other assets receivable by them during such period, giving application to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Convertible Preferred Stock.

(g) Capital Reorganization or Reclassification.  If the Common Stock issuable upon the conversion of the Convertible Preferred Stock shall be changed into the same or different number of shares of any class or classes of capital stock, whether by capital reorganization, recapitalization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 5, or a merger, consolidation, or sale of all or substantially all of the Corporation’s capital stock or assets to any other person), then and in each such event the holder of each share of Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of capital stock and other securities and property receivable upon such reorganization, recapitalization, reclassification, or other change by the holders of the number of shares of Common Stock into which such shares of Convertible Preferred Stock might have been converted immediately prior to such reorganization, recapitalization, reclassification, or change, all subject to further adjustment as provided herein.

(h) Merger, Consolidation, or Sale of Assets.  If at any time or from time to time there shall be a merger or consolidation of the Corporation with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Corporation), or the sale of all or substantially all of the Corporation’s capital stock or assets to any other person, then, as a part of such reorganization, merger, or consolidation or sale, provision shall be made so that the holders of the Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Convertible Preferred Stock the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation, to which such holder would have been entitled if such holder had converted its shares of Convertible Preferred Stock immediately prior to such capital reorganization, merger, consolidation, or sale.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 to the end that the provisions of this Section 5 (including adjustment of each Applicable Conversion Value then in effect and the number of shares of Common Stock or other securities issuable upon conversion of such shares of Convertible Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

(i) Certificate as to Adjustments; Notice by Corporation.  In each case of an adjustment or readjustment of an Applicable Conversion Rate, the Corporation at its expense will furnish each holder of the relevant series of Convertible Preferred Stock with a certificate prepared by the Treasurer or Chief Financial Officer of the Corporation, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

(j) Exercise of Conversion Privilege.  To exercise its conversion privilege, a holder of Convertible Preferred Stock shall surrender the certificate or certificates representing the shares being converted to the Corporation at its principal office, and shall give written notice to the Corporation at that office that such holder elects to convert such shares.  Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued.  The certificate or certificates for shares of Convertible Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank.  The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of Convertible Preferred Stock being converted, shall be the “Conversion Date.”  As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to the holder of the shares of Convertible Preferred Stock being converted, or on its written order, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Convertible Preferred Stock in accordance with the provisions of this Section 5, rounded up to the nearest whole share as provided in Section 5(k), in respect of any fraction of a share of Common Stock issuable upon such conversion.  Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Convertible Preferred Stock shall cease and the person(s) in whose name(s) any certificate(s) for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

(k) No Issuance of Fractional Shares.  No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Convertible Preferred Stock.  Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Convertible Preferred Stock, the Corporation shall round up to the next whole share of Common Stock issuable upon the conversion of shares of Convertible Preferred Stock.  The determination as to whether any fractional shares of Common Stock shall be rounded up shall be made with respect to the aggregate number of shares of Convertible Preferred Stock being converted at any one time by any holder thereof, not with respect to each share of Convertible Preferred Stock being converted.

(l) Partial Conversion.  In the event some but not all of the shares of Convertible Preferred Stock represented by a certificate(s) surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Convertible Preferred Stock which were not converted.

(m) Reservation of Common Stock.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Convertible Preferred Stock (including any shares of Convertible Preferred Stock represented by any warrants, options, subscriptions, or purchase rights for Convertible Preferred Stock), and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Convertible Preferred Stock (including any shares of Convertible Preferred Stock represented by any warrants, options, subscriptions, or purchase rights for such Convertible Preferred Stock), the Corporation shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(n) No Reissuance of Preferred Stock.  No share or shares of Convertible Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion, or otherwise shall be reissued, and all such shares shall be cancelled, retired, and eliminated from the shares which the Corporation shall be authorized to issue.  The Corporation shall from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Convertible Preferred Stock.

6. Registration of Transfer.  The Corporation will keep at its principal office a register for the registration of shares of Convertible Preferred Stock.  Upon the surrender of any certificate representing shares of Convertible Preferred Stock at such place, the Corporation will, at the request of the record holders of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefore representing the aggregate number of shares of Convertible Preferred Stock represented by the surrendered certificate.  Each such new certificate will be registered in such name and will represent such number of shares of Convertible Preferred Stock as is required by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

7. Replacement.  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction, or mutilation of any certificate evidencing shares of Convertible Preferred Stock, and in the case of any such loss, theft, or destruction, upon receipt of an unsecured indemnity from the holder reasonably satisfactory to the Corporation or, in the case of such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Convertible Preferred Stock represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed, or mutilated certificate.

8. Notices of Record Date.  In the event of (a) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or (b) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or (c) any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, then and in each such event the Corporation shall mail or cause to be mailed to each holder of Convertible Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution, or right and a description of such dividend, distribution, or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation, or winding up.  Such notice shall be mailed by first class mail, postage prepaid, at least ten (10) days prior to the earlier of (1) the date specified in such notice on which such record is to be taken and (2) the date on which such action is to be taken.

9. Notices.  Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).

ARTICLE V

Bylaw Amendment

Subject to any additional vote required by this Fifth Amended and Restated Certificate of Incorporation, and in furtherance and not in limitation of the powers conferred by the laws of Delaware, the Board is expressly authorized and empowered to make, alter, amend, and repeal the Bylaws of the Corporation in any respect not inconsistent with the laws of the state of Delaware or with this Fifth Amended and Restated Certificate of Incorporation.  The stockholders of the Corporation may amend or adopt a bylaw that fixes a greater quorum or voting requirement for stockholders (or voting groups of stockholders) than is required by law.

ARTICLE VI

Meetings; Election of Directors; Keeping of Books

Election of members to the Board need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Meetings of stockholders may be held within or without the state of Delaware, as the Bylaws may provide.  The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the state of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE VII

Exculpation and Indemnification

To the fullest extent permitted by applicable law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for violation of a criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his conduct was unlawful, or (iv) for any transaction from which the director derived an improper personal benefit.

If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of the Corporation’s directors shall be eliminated or limited to the full extent authorized by the DGCL, as amended.

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

Any amendment, repeal, or modification of the foregoing provisions of this Article shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer, or agent occurring prior to such amendment, repeal, or modification.

ARTICLE VIII

Opt-Out of Restrictions on Business Combinations with Interested Stockholders.

The Corporation shall not be governed by or subject to Section 203 of the DGCL.

ARTICLE IX

Amendment

Subject to any additional vote required by this Fifth Amended and Restated Certificate of Incorporation, the Corporation reserves the right to amend or repeal any provision contained in this Fifth Amended and Restated Certificate of Incorporation, or any amendment thereto, and any right conferred upon the stockholders is subject to this reservation.

Such amendment and restatement of the Fifth Amended and Restated Certificate of Incorporation has been duly authorized and directed by Unanimous Written Consent of the Board of Directors of the Corporation, dated _____________, 2014 and by Written Consent of the Stockholders of the Corporation, dated _____________, 2014, which stockholders’ consent was sufficient for the approval of the amendment and restatement.  Such amendment and restatement of the Fifth Amended and Restated Certificate of Incorporation supersedes the original Certificate of Incorporation of the Corporation and all amendments and restatements thereof.

IN WITNESS WHEREOF, this Fifth Amended and Restated Certificate of Incorporation has been signed by the President of the Corporation this _____ day of ___________, 2014, and affirm that the statements made herein are true under the penalties of perjury.

____________________________
Charles R. Mollo, President